CROSSROADS                                                          Exhibit 99.1

                                 PRESS RELEASE



                     For more information on Crossroads Systems, please contact:
                                                               Andrea C. Wenholz
                                                        Crossroads Systems, Inc.
                                                                    512.928.6897
                                                                    800.643.7148
                                                             info@crossroads.com

                   CROSSROADS SYSTEMS REPORTS FOURTH QUARTER,
                          FISCAL 2003 FULL YEAR RESULTS

AUSTIN, Texas - Dec. 2, 2003 - Crossroads Systems, Inc. (Nasdaq: CRDS), a leading provider of connectivity for storage networking solutions, today reported results for its fiscal fourth quarter (Q4'03) and fiscal year that ended Oct. 31, 2003.

"During the year, we executed on our goals by enhancing our relationship with our largest customer, maintaining our leadership in storage routing, expanding our customer base with a new OEM relationship based on our ServerAttach technology, and extending the value of our patented technology through license agreements," said Rob Sims, Crossroads president and chief executive officer. "We believe we are now in a position to expand our business with existing as well as new customers, and execute our strategy to deliver innovative products into new markets."

FISCAL FOURTH QUARTER 2003

Total revenue for Q4'03 was $9.3 million, an increase of 65% from $5.6 million for the fiscal third quarter 2003 (Q3'03). This compares with $8.2 million for the fiscal fourth quarter 2002 (Q4'02). The fourth quarter revenue increase is the result of additional IP licensing revenue, a new OEM relationship and stronger demand from existing OEM customers. For the fiscal first quarter 2004, Crossroads expects continued growth in product and royalty revenue, but anticipates total revenue to be lower quarter over quarter based on the fluctuating nature of IP license revenue.

Crossroads improved its gross margin percentage to 66% in Q4'03 from 53% in Q3'03 and 31% in Q4'02, resulting primarily from the royalty model and IP license revenue.

Net loss for Q4'03 was $317,000, or $0.01 per share, compared with $1.7 million, or $0.07 per share, for Q3'03, and $5.4 million, or $0.21 per share, for Q4'02. The company ended the year with $31.4 million in cash, cash equivalents and short-term investments compared with $30.0 million in Q3'03.

FISCAL YEAR 2003

Total revenue for fiscal year 2003 was $33.1 million, compared with $34.0 million for fiscal year 2002. Gross profit for fiscal year 2003 was $15.7 million compared with $11.3 million for fiscal year 2002, resulting primarily from the royalty model and IP license revenue. Net loss for fiscal year 2003 was $6.4 million, or $0.26 per share, compared with $25.5 million, or $0.95 per share, for fiscal year 2002.

                                    - MORE -


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CROSSROADS

RECENT OPERATIONAL HIGHLIGHTS:

o HITACHI, CROSSROADS LICENSE TECHNOLOGY: In a separate news release distributed today, Crossroads announced an agreement with Hitachi Ltd., a global leader in the storage market, under which both companies will cross-license their patented access control technology.

o EMC SELECTS CROSSROADS TO CONNECT SERVERS TO NETWORKED STORAGE: During the quarter, Crossroads began shipping product to EMC. This agreement established Crossroads as a qualified solutions provider to EMC for embedded Fibre Channel connectivity of iSeries servers into external EMC storage arrays, including EMC Symmetrix(R) and Symmetrix DMX(TM) systems.

o FIFTH GENERATION ROUTER LAUNCHED WITH STORAGETEK: StorageTek(R) (Storage Technology Corporation) and Crossroads jointly announced availability of the StorageNet(R) 3300 (SN3300) Fibre Channel Router designed to bring SCSI tape libraries into the storage area network
         (SAN). Both the SN3300 and the complimentary SN3400 (as previously announced) deliver the benefits of Crossroads fifth generation products to StorageTek's L-series tape library customers.

o MICROSOFT iSCSI WHQL-QUALIFICATION FOR THE WINDOWS PLATFORM: Crossroads announced qualification of Internet SCSI (iSCSI) interoperability under Microsoft's Designed for Windows Logo Program. Under the program, Crossroads has successfully completed testing to help ensure interoperability with the Microsoft iSCSI software initiator and the Windows platform. Crossroads' iSCSI technology enables SCSI commands to be carried over IP networks in order to facilitate data transfers over more cost-effective IP-based SANs.

BOARD OF DIRECTORS UPDATE:

In November 2003, the Crossroads Board of Directors voted to appoint Rob Sims as its newest member.

CONFERENCE CALL:

Crossroads will hold a conference call (773-756-4619; passcode: CROSSROADS) and simultaneous webcast (www.crossroads.com) at 3:30 p.m. (CST) today. An audio replay of the call will be available from Dec. 3 - 12 by calling 402-220-9725 or by visiting the Crossroads web site.

ABOUT CROSSROADS SYSTEMS, INC.

With headquarters in Austin, Texas, Crossroads Systems (Nasdaq:CRDS) is a leading global provider of data routing solutions for Storage Area Networks. Crossroads' solutions serve the growing storage connectivity and data storage markets, and are designed to help companies store, manage and ensure the integrity and availability of their data. Crossroads' products are in solutions from companies such as EMC, HP and StorageTek, and are distributed through partners such as ARROW, Bell Micro, DLT Solutions, Info-X, Promark, and TidalWire. Crossroads is a voting member of the Storage Networking Industry Association (SNIA). For more information about Crossroads Systems, please visit www.crossroads.com or call 800/643-7148.


FORWARD-LOOKING STATEMENTS

This release may include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "expect," "intend," "plan," "project," "will" and similar phrases as they relate to Crossroads are intended to identify such forward-looking statements. These statements reflect the current views and assumptions of Crossroads, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are: the quarterly fluctuations of Crossroads' operating results and Crossroads' inability to accurately predict revenue and budget for expenses for future periods; the extent to which Crossroads will maintain positive cash flow; the company's ability to maintain its operating margins; the deteriorating economic environment, including, in particular, related expense reductions by organizations affecting their IT spending and budget; the dependence of Crossroads' business on the storage area network market which is evolving and unpredictable; the possibility that the pending shareholder class action lawsuits could result in an adverse outcome to the company; Crossroads' ability to develop new and enhanced products that achieve market acceptance, in particular with respect to the launch of the ServerAttach product; the effect of competition; the effect of undetected software or hardware errors, which may

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CROSSROADS

affect the company's results or reduce demand for Crossroads' products in the long term; Crossroads' inability to protect its intellectual property rights, including any adverse outcome in the company's pending patent litigation with certain of its competitors; the continuation of Crossroads successful relationships with its limited number of OEM customers; Crossroads' ability to retain and recruit key personnel to manage its business successfully; any negative effect which may result from changes to executive management; Crossroads' ability to successfully achieve the benefits of any subsequent acquisition or strategic relationship; and that Crossroads' stock price could be volatile regardless of Crossroads' actual financial performance and other factors detailed in Crossroads' filings with the Securities and Exchange Commission. Crossroads expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

                               --TABLES ATTACHED--

                                      # # #


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                    CROSSROADS SYSTEMS, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                                 (In Thousands)



                                                                      JULY 31,   OCTOBER 31,
                                                                        2003        2003
                                                                      --------   -----------
                                     ASSETS
Current assets:
    Cash, cash equivalents and short-term investments ..........      $30,022      $31,377
    Accounts receivable, net ...................................        2,728        2,994
    Inventories, net ...........................................        2,209        1,633
    Prepaids and other current assets ..........................          987        1,274
                                                                      -------      -------
        Total current assets ...................................       35,946       37,278
Property and equipment, net ....................................        3,886        3,299
Other assets ...................................................          345          288
                                                                      -------      -------
        Total assets ...........................................      $40,177      $40,865
                                                                      =======      =======
                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable ...........................................      $ 1,591      $ 1,953
    Accrued expenses ...........................................        3,158        3,272
    Deferred revenue ...........................................          500          382
                                                                      -------      -------
        Total current liabilities ..............................        5,249        5,607
Stockholders' equity ...........................................       34,928       35,258
                                                                      -------      -------
        Total liabilities and stockholders' equity .............      $40,177      $40,865
                                                                      =======      =======

                    CROSSROADS SYSTEMS, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                 (In Thousands, Except Share and Per Share Data)


                                                                 THREE MONTHS ENDED                    FISCAL YEAR ENDED
                                                                       OCTOBER 31,                         OCTOBER 31,
                                                            -------------------------------       -------------------------------
                                                                2002               2003               2002               2003
                                                            ------------       ------------       ------------       ------------
Revenue:
     Product .........................................      $      8,091       $      4,511       $     33,429       $     25,955
     Royalty and other ...............................               141              4,764                559              7,188
                                                            ------------       ------------       ------------       ------------
         Total revenue ...............................             8,232              9,275             33,988             33,143
Cost of revenue (1):
     Product .........................................             5,663              2,580             22,486             16,598
     Royalty and other ...............................                47                598                175                835
                                                            ------------       ------------       ------------       ------------
         Total cost of revenue .......................             5,710              3,178             22,661             17,433
                                                            ------------       ------------       ------------       ------------
Gross profit .........................................             2,522              6,097             11,327             15,710
                                                            ------------       ------------       ------------       ------------
Operating expenses (1):
     Sales and marketing .............................             1,053              1,475              6,126              4,508
     Research and development ........................             3,134              2,866             16,520             11,929
     General and administrative ......................             3,012              1,926              9,158              6,209
     Business restructuring expense ..................                --                (91)             3,666               (432)
     Impairment of intangibles and other assets ......               838                 --              2,047                 --
     Amortization of intangibles .....................                70                 --                278                173
                                                            ------------       ------------       ------------       ------------
         Total operating expenses ....................             8,107              6,176             37,795             22,387
                                                            ------------       ------------       ------------       ------------
Loss from operations .................................            (5,585)               (79)           (26,468)            (6,677)
Interest income ......................................               198                 72                979                540
                                                            ------------       ------------       ------------       ------------
Loss before income taxes .............................            (5,387)                (7)           (25,489)            (6,137)
Income tax expense ...................................                --               (310)                --               (310)
                                                            ------------       ------------       ------------       ------------
Net loss .............................................      $     (5,387)      $       (317)      $    (25,489)      $     (6,447)
                                                            ============       ============       ============       ============
Basic and diluted net loss per share .................      $      (0.21)      $      (0.01)      $      (0.95)      $      (0.26)
                                                            ============       ============       ============       ============
Shares used in computing basic and
     diluted net loss per share ......................        26,066,057         24,336,846         26,878,387         24,443,141
                                                            ============       ============       ============       ============

----------

(1) The Company allocates stock-based compensation to specific line items within the statement of operations based on the classification of the employees who received the benefit. Stock-based compensation for the periods indicated was allocated as follows:

                                                   THREE MONTHS ENDED      FISCAL YEAR ENDED
                                                       OCTOBER 31,             OCTOBER 31,
                                                   ------------------      ------------------
                                                    2002        2003        2002        2003
                                                   ------      ------      ------      ------
Cost of revenue .............................      $   17      $   13      $   84      $   36
Sales and marketing .........................          84           1         481         116
Research and development ....................          94          57         369         294
General and administrative ..................       1,833         437       3,640       1,017
                                                   ------      ------      ------      ------
           Total stock-based compensation ...      $2,028      $  508      $4,574      $1,463
                                                   ======      ======      ======      ======